                               REGULATION S CERTIFICATE

            (For transfers pursuant to Section 307(a)(i) of the Indenture)


Harris Trust and Savings Bank
311 West Monroe Street
Chicago, Illinois  60606

          Re: 10 3/8% Senior Subordinated Notes due 2007 of Jo-Ann Stores, Inc. (THE "SECURITIES")

     Reference is made to the Indenture, dated as of May 5, 1999 (the "Indenture"), among Jo-Ann Stores, Inc., a Ohio corporation (the "Company"), FCA Financial, Inc., an Ohio corporation, Fabri-Centers of South Dakota, Inc., an Ohio corporation, Fabri-Centers of California, Inc., an Ohio corporation, FCA of Ohio, Inc., an Ohio corporation, House of Fabrics, Inc., a Delaware corporation, and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to US$____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904:

                (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                (B) the offer of the Specified Securities was not made to a person in the United States;

                (C)   either:

                  (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                  (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

                (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                              By:_______________________________________________
                               Name:
                               Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                          RESTRICTED SECURITIES CERTIFICATE

           (For transfers pursuant to Section 307(a)(ii) of the Indenture)


Harris Trust and Savings Bank
311 West Monroe Street
Chicago, Illinois  60606

          Re: 10 3/8% Senior Subordinated Notes due 2007 of Jo-Ann Stores, Inc. (THE "SECURITIES")

     Reference is made to the Indenture, dated as of May 5, 1999 (the "Indenture"), among Jo-Ann Stores, Inc., a Ohio corporation (the "Company"), FCA Financial, Inc., an Ohio corporation, Fabri-Centers of South Dakota, Inc., an Ohio corporation, Fabri-Centers of California, Inc., an Ohio corporation, FCA of Ohio, Inc., an Ohio corporation, House of Fabrics, Inc., a Delaware corporation, and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ______________________________
          ISIN No(s). If any. ____________________
          CERTIFICATE No(s). ________________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) RULE 144A TRANSFERS. If the transfer is being effected in accordance with Rule 144A:

                (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

                (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.
Dated:
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                              By:_______________________________________________
                               Name:
                               Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                         UNRESTRICTED SECURITIES CERTIFICATE

          (For removal of Securities Act Legends pursuant to Section 307(b))

Harris Trust and Savings Bank
311 West Monroe Street
Chicago, Illinois  60606

          Re:   10 3/8% Senior Subordinated Notes due 2007 of Jo-Ann
                 Stores, Inc. (THE "SECURITIES")

     Reference is made to the Indenture, dated as of May 5, 1999, among Jo-Ann Stores, Inc., a Ohio corporation (the "Company"), FCA Financial, Inc., an Ohio corporation, Fabri-Centers of South Dakota, Inc., an Ohio corporation, Fabri-Centers of California, Inc., an Ohio corporation, FCA of Ohio, Inc., an Ohio corporation, House of Fabrics, Inc., a Delaware corporation, and Harris Trust and Savings Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 307(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                              By:_______________________________________________
                               Name:
                               Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                   TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                       [THE FOLLOWING PROVISION TO BE INCLUDED
                     ON ALL CERTIFICATES FOR SERIES A SECURITIES
                          EXCEPT PERMANENT OFFSHORE PHYSICAL
                                    CERTIFICATES]

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or May 5, 2001, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                     [Check One]

[  ]  (a)       this Security is being transferred in compliance with the
                exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.
                                          or
                                          --
[  ]  (b)       this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date: _______________________
                              ______________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________      _________________________________________
                              NOTICE:  To be executed by an authorized signatory

                                TRANSFEREE CERTIFICATE



I OR WE ASSIGN AND TRANSFER THIS SECURITY TO:





PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE





________________________________________________________________________________

________________________________________________________________________________


Print or type name, address and zip code of assignee and irrevocably appoint________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated ____________________              Signed ____________________________

(Sign exactly as name appears on the other side of this Security)



[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]


                                        -1-